UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 25, 2021

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Expedia Group Way W.
Seattle, Washington 98119
(Address of principal executive offices) (Zip code)
(206) 481-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	The Nasdaq Global Select Market
Expedia Group, Inc. 2.500% Senior Notes due 2022	EXPE22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2021, Expedia Group, Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Peter Kern, the Company’s Chief Executive Officer and Executive Vice Chairman, which is effective as of February 25, 2021 and has a term that expires on April 22, 2024 (“Term”), after which Mr. Kern is expected to continue to serve as the Company's Executive Vice Chairman at least through June 1, 2026.

Compensation

Under the terms of the Employment Agreement, Mr. Kern will receive an annualized base salary of $1,000,000. In addition, Mr. Kern will receive a one-time payment of $728,000, representing base salary from April 22, 2020, his first day as sole Chief Executive Officer of the Company, through February 25, 2021, during which time Mr. Kern did not receive any base salary. The one-time payment reflects a 25% reduction from May 1, 2020 until October 31, 2020, that the Company instituted in response to the impact of the COVID-19 pandemic.

Severance

Upon a termination of Mr. Kern’s employment by the Company without cause (other than by reason of his death or disability) or by Mr. Kern for good reason, subject to his execution and non-revocation of a release and compliance with the restrictive covenants described below:

•the Company will continue to pay his base salary through the longer of (i) the completion of the Term, subject to a maximum of 36 months and (ii) twelve months; provided that such payments will be offset by any amount earned by Mr. Kern from another employer during such time period;
•except as described below with respect to the equity grants made on February 25, 2021 described below (the “New Equity Awards”), which have special vesting terms, equity awards held by Mr. Kern that otherwise would have vested during the twelve-month period following termination of employment will accelerate; provided that any equity awards that vest less frequently than annually shall be treated as though such awards vested annually;
•except as described below with respect to the New Equity Awards, Mr. Kern will have eighteen months following the date of termination to exercise any vested stock options granted by the Company (including stock options accelerated pursuant to the terms of the Employment Agreement) or, if earlier, through the scheduled expiration date of the options; and
•the Company will pay Mr. Kern in a lump sum an amount equal to 12 months of monthly premiums of group health plan continuation coverage under COBRA at the level of coverage in which Mr. Kern participated.

Restrictive Covenants

Mr. Kern will be restricted from competing with the Company and from soliciting Company employees and business partners during the eighteen-month period following his termination of employment for any reason.

Equity Grants

In connection with Mr. Kern entering into the Employment Agreement, the Compensation Committee of the Board of Directors of the Company (the “Board”) approved the following long-term equity awards to Mr. Kern:

•an option (“Option Award”) to purchase 2,275,000 shares of Company common stock (“Shares”), with a strike price of $157.18 and a seven-year term that cliff vests on June 1, 2024, subject to Mr. Kern’s continued employment with the Company through the vesting date;

•a restricted stock unit award (“RSU Award”) covering 1,000,000 Shares that vests as set forth below, subject to Mr. Kern’s continued employment with the Company through the applicable vesting date:

	Vesting Date	# of Shares Covered
Tranche 1 RSUs	June 1, 2024	500,000
Tranche 2 RSUs	June 1, 2025	250,000
Tranche 3 RSUs	June 1, 2026	250,000

Upon a termination of Mr. Kern’s employment by the Company without cause, by Mr. Kern for good reason or due to Mr. Kern’s death or disability, subject to his execution and non-revocation of a release and compliance with the restrictive covenants described above the Option Award and the RSU Award will vest with respect to the number of Shares set forth in the tables below and the vested portion of the Option Award will remain exercisable until the earlier of the two-year anniversary of the termination date and the end of the seven-year term.

Mr. Kern is not currently expected to receive additional equity compensation during the term of the Employment Agreement, though the Compensation Committee retains the discretion to grant equity awards as it deems appropriate, including to Mr. Kern.

Option Award

Termination Date
Before June 1, 2021	June 1, 2021 through May 31, 2022	June 1, 2022 through May 31, 2023	June 1, 2023 through May 31, 2024
1,137,500	1,706,250	2,275,000	2,275,000

RSU Award

	Termination Date
	Before June 1, 2021	June 1, 2021 through May 31, 2022	June 1, 2022 through May 31, 2023	June 1, 2023 through May 31, 2024	June 1, 2024 through May 31, 2025	June 1, 2025 through May 31, 2026

Tranche 1 RSUs	250,000	375,000	500,000	500,000	N/A	N/A

Tranche 2 RSUs	100,000	150,000	200,000	250,000	250,000	N/A

Tranche 3 RSUs	83,333	125,000	166,666	208,611	250,000	250,000

The descriptions of the Employment Agreement and the New Equity Awards are qualified in their entirety by reference to the full text of those agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, herewith and are incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement between Peter Kern and Expedia Group, Inc., effective February 25, 2021
10.2	Stock Option Agreement between Peter Kern and Expedia Group, Inc., effective February 25, 2021
10.3	Restricted Stock Unit Agreement between Peter Kern and Expedia Group, Inc. effective February 25, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary
Dated: February 26, 2021